UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 11, 2021

FINTECH ACQUISITION CORP. IV

(Exact name of Registrant as specified in its charter)

Delaware	001-39558	84-1770732
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 Arch Street, Suite 1703 Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

(215) 701-9555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FTIVU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	FTIV	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	FTIVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As disclosed in a Current Report on Form 8-K of FinTech Acquisition Corp. IV, a Delaware corporation (the “Company” or “FTIV”), filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2020, as amended by an Amendment to Current Report on Form 8-K/A of the Company filed with the SEC on December 31, 2020 (together, the “Previous Current Report”), on December 29, 2020, the Company announced that it entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of December 29, 2020, by and among the Company, FinTech Investor Holdings IV, LLC, a Delaware limited liability company, Fintech Masala Advisors, LLC, a Delaware limited liability company, PWP Holdings LP, a Delaware limited partnership (“PWP”), PWP GP LLC, a Delaware limited liability company and the general partner of PWP, PWP Professional Partners LP, a Delaware limited partnership and a limited partner of PWP (“Professionals”), and Perella Weinberg Partners LLC, a Delaware limited liability company and the general partner of Professionals, pursuant to which, among other things, the Company will acquire interests in PWP, which will become jointly-owned by the Company, Professionals, and certain existing partners of PWP and following the closing of the transactions contemplated by the Business Combination Agreement (“the Closing”) will serve as the Company’s operating partnership as part of an umbrella limited partnership C-corporation (Up-C) structure (collectively with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). In connection with the Business Combination Agreement, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement, dated May 27, 2021 (the “Proxy Statement”), and commenced mailing the Proxy Statement to stockholders of the Company on or about May 27, 2021.

As of the date of this Current Report on Form 8-K, the Company is aware of two lawsuits that have been filed by purported stockholders of the Company against the Company and its directors and certain of its officers, challenging the transactions contemplated by the Business Combination Agreement. On February 17, 2021, a purported stockholder of the Company filed a lawsuit against the Company and its directors and officers in the Supreme Court of the State of New York, New York County, captioned Garrett Truesdale v. FinTech Acquisition Corp. IV, et. al, Case No. 651107/2021. The complaint alleges that, among other things, the defendants breached their fiduciary duty and the Company aided and abetted the defendants’ breaches of fiduciary duty. On March 2, 2021, a purported stockholder of the Company filed a putative class action lawsuit against, among others, the Company and its directors and an officer in the Court of Chancery in the State of Delaware, captioned John Pels v. FinTech Acquisition Corp. IV, et al., Case No. 2021-0184. The Pels complaint alleges, among other things, that the preliminary proxy statement that the Company filed with the SEC, dated February 5, 2021, lacks certain information necessary to not mislead stockholders. These complaints seek, among other things, (i) injunctive relief preventing the consummation of the proposed transaction, (ii) rescissory damages or rescission in the event the proposed transaction is consummated and (iii) plaintiffs’ attorneys’ and experts’ fees, and costs.

The two lawsuits are collectively referred to as the “Business Combination Litigation.”

The Company believes that the claims asserted in the Business Combination Litigation are without merit and that no supplemental disclosure is required under applicable laws. However, in order to reduce the risk of the Business Combination Litigation delaying or adversely affecting the Business Combination and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement by providing the additional information presented below in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Business Combination Litigation that any additional disclosure was or is required.

This Current Report on Form 8-K will not affect the Business Combination consideration to be received in connection with the Business Combination, or the timing of the special meeting of the Company’s stockholders which will be held virtually on June 22, 2021, at 9:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. The Company’s board of directors continues to unanimously recommend that the Company’s stockholders vote “FOR” adoption of the Business Combination Agreement and approval of the Business Combination, and “FOR” all other proposals presented to the Company’s stockholders in the Proxy Statement.

Supplemental Disclosures to Proxy Statement in

Connection with the Business Combination Litigation

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information set forth in the supplemental disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the applicable information contained in the Proxy Statement. All page references are to the Proxy Statement, and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement.

1. The disclosure in the final paragraph on page 157 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined):

Immediately following the Company’s IPO, the Company’s management team commenced its search for a potential business combination, and in connection therewith, retained certain professional advisors to provide assistance in operations matters, including in the areas of due diligence and transaction execution. From the date of the Company’s IPO through the signing of the Business Combination Agreement with PWP, Betsy Z. Cohen, the Chairman of the Company’s board of directors, Daniel G. Cohen, the Company’s Chief Executive Officer, James J. McEntee, III, the Company’s President, and Amanda Abrams, Shami Patel, Jeffrey Blomstrom, and Dan Long, advisors to the Company, reviewed target companies identified by representatives of the Company and the Company’s financial advisors. Representatives of the Company also contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. As part of this process, representatives of the Company considered and evaluated over 54 potential acquisition targets, primarily in the financial technology or financial services sectors, signed eight non-disclosure agreements, which contained customary terms regarding protections of confidentiality but did not impose conditions of exclusivity or other similarly restrictive provisions, and evaluated illustrative transaction structures to effect a potential business combination with five of these potential acquisition targets. In connection with such evaluation, representatives of the Company had discussions regarding potential transaction structures with the members of management and/or the boards of directors of certain of these potential acquisition targets. From the date of the IPO through November 20, 2020, representatives of the Company submitted non-binding letters of intent to two acquisition targets (other than PWP). The Company did not further pursue a potential transaction with one of these targets because the Company and the target in question could not come to an agreement on various terms, including valuation. The Company signed a letter of intent to pursue a transaction with the second target, a company that provides data capture and analytics for the retail sector, which we refer to as Target A.

2. The disclosure in the last sentence of the third paragraph on page 158 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined):

On October 6, 2020, Mr. Cohen, Ms. Cohen and Ms. Abrams discussed with representatives of PWP a proposal for a potential transaction that would value PWP on a cash-free, debt-free basis, assuming normalized working capital consistent with historical amounts, in an amount to be negotiated premised upon PWP’s 2021 and 2022 projected net income and projected EBITDA.

3. The disclosure in the final paragraph on page 159 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined):

During the month of December, the Company engaged Keefe, Bruyette & Woods, Inc. as a nonexclusive buy-side transaction advisor, and JMP Securities LLC as a nonexclusive capital markets advisor, to the Company. As a transaction advisor, the compensation of Keefe, Bruyette & Woods, Inc. is contingent upon the consummation of the business combination with PWP. As a capital markets advisor, the compensation of JMP Securities LLC is contingent upon the closing of the PIPE Investment. Neither Keefe, Bruyette & Woods, Inc. nor JMP Securities LLC have previously provided transaction or capital markets services to the Company, Sponsor or PWP. As is further described under “Reasons for the Approval of the Business Combination,” below, neither Keefe, Bruyette & Woods, Inc. nor JMP Securities LLC was asked to provide, nor provided, an opinion to the board of directors of the Company regarding the fairness of the business combination with PWP to the stockholders of the Company.

4. The disclosure in the second full paragraph on page 163 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined and the stricken text removed):

In addition, before determining that the Business Combination was in the best interests of the Company and our stockholders, our board of directors reviewed various industry and financial data, including, but not limited to, PWP’s existing business model, PWP’s historical and projected financials, and ~~various~~ customary valuation analyses such as comparable companies and precedent transactions, and reviewed the results of management’s due diligence review of PWP which took place over a nine week period beginning on September 29, 2020 and continuing through the signing of the Business Combination Agreement on December 29, 2020, including extensive meetings and calls with PWP’s management team regarding operations and projections, review of PWP’s material contracts, intellectual property matters, labor matters, financing and accounting due diligence, tax due diligence, and other legal due diligence with assistance from our legal counsel.

5. The disclosure in the section of the Proxy Statement titled “PWP’s Related Party Transactions” beginning on page 300 of the Proxy Statement is hereby amended by adding the following subsection beginning on page 301 under the subsection titled “Convertible Notes” (with the new text underlined):

Other Business Relationships

As is noted in the “Management” section and elsewhere in this proxy statement, certain of the Company’s officers and directors, including Ms. Cohen and Mssrs. Cohen, McEntee and Listman, are also directors or officers of other special purpose acquisition companies, and Mssrs. Cohen and Listman are also officers of Cohen & Company Inc. (NYSE: COHN). Cohen & Company Inc. conducts asset management, capital markets and principal investing businesses directly and through a variety of subsidiaries and affiliates. As is noted in the “Information about PWP” section and elsewhere in this proxy statement, PWP provides strategic and financial advice to clients around the world. From time to time, Cohen & Company Inc. and/or its affiliated entities or related persons may provide services or advice to, or make or direct investments in assets of, entities affiliated with PWP or to whom PWP provides services. Likewise, from time to time, PWP may provide strategic and financial advice to Cohen & Company Inc., FinTech Masala, LLC and/or their respective affiliated entities. For example, an affiliate of Cohen & Company Inc. has in the ordinary course of its businesses made a minority, non-controlling direct or indirect investment in the “sponsor” entity of PWP Forward Acquisition Corp. I, in which PWP and certain of its partners and other employees are also direct or indirect investors. In addition, FTAC Hera Acquisition Corp. and FTAC Parnassus Acquisition Corp., which are special purpose acquisition companies sponsored by FinTech Masala, LLC, the parent company of the sponsor of the Company, have, subsequent to the date of announcement of the proposed business combination between the Company and PWP, engaged PWP to provide capital markets advisory services with respect to their respective initial public offerings and potential business combination transactions. It is likely that affiliates or related persons of Cohen & Company Inc. and/or FinTech Masala, LLC will in the future engage in ordinary course business relationships and activities with PWP, its affiliates and/or related persons.

Forward-Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to complete the potential Business Combination or to complete the contemplated transactions; (2) satisfaction or waiver (if applicable) of the conditions to the potential Business Combination, including with respect to the approval of the stockholders of FTIV; (3) the ability to maintain the listing of the combined company’s securities on NASDAQ; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of the Company or Perella Weinberg Partners as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that the Company and Perella Weinberg Partners may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Perella Weinberg Partners or any of their respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (12) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (13) other risks and uncertainties indicated from time to time in the Proxy Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FTIV. Forward-looking statements speak only as of the date they are made, and Perella Weinberg Partners and FTIV do not undertake any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FTIV has filed or will file from time to time with the SEC.

Additional Information about the Transaction and Where to Find It

FTIV has filed with the SEC a definitive proxy statement in connection with the Business Combination. The definitive proxy statement contains important information about the Business Combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the Business Combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials contain important information about FTIV, PWP and the Business Combination. The definitive proxy statement was mailed to the stockholders of FTIV as of May 14, 2021, the record date for voting on the Business Combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the definitive proxy statement, as well as other filings containing information about FTIV, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: info@ftspac.com.

Participants in the Solicitation

FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the Business Combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s annual report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 15, 2021 and amended on May 4, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, is set forth in the definitive proxy statement for the Business Combination that FTIV filed with the SEC on May 27, 2021. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the definitive proxy statement that FTIV filed with the SEC on May 27, 2021. This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 11, 2021

FINTECH ACQUISITION CORP. IV

/s/ James J. McEntee, III
Name: James J. McEntee, III
Title: President